SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 23, 2001


                              SILICON GAMING, INC.
             (Exact name of registrant as specified in its charter)


         California                   0-28294                    77-0357939
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


2800 W. Bayshore Road, Palo Alto, California                       94303
  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (650) 842-9000


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   Exhibit No              Description
   ----------              -----------
      9.1               Notice of Termination of Exchange Warrants

ITEM 9. REGULATION FD DISCLOSURE

On February 23, 2001, the company distributed a notice of termination to the registered holders of its exchange warrants issued June 30, 2000 in its exchange offer. The notice of termination is set forth on Exhibit 9.1 and is incorporated herein by reference.

The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       SILICON GAMING, INC.



Date: February 23, 2001                By: /s/ Andrew S. Pascal
                                           ------------------------------------
                                           Andrew S. Pascal
                                           Chief Executive Officer and President